Credit Suisse First Boston Capital LLC
Credit Suisse First Boston LLC
11 Madison Avenue
New York, NY 10010

VARIABLE PREPAID FORWARD CONFIRMATION

Date:   June 19, 2003

To:   Wendell H. Murphy, Sr.

From:   Credit Suisse First Boston Capital LLC

Re:   Variable Prepaid Forward

Transaction ID:   SFD#01A

External ID:   7004080

Dear:   Mr. Murphy, Sr.

          The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Variable Prepaid Forward Agreement (the “Agreement”) between you (“Counterparty”) and Credit Suisse First Boston Capital LLC, a Delaware limited liability company, (“CSFB Capital”) dated as of June 19, 2003, with respect to certain Transactions as defined therein.

          This Confirmation supplements, forms part of, and is subject to the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1

General Terms:

Trade Date:	June 19, 2003

Scheduled Valuation Date:	June 19, 2006 (unless such date is not an Exchange Business Day, in which case the Scheduled Valuation Date shall be the next succeeding Exchange Business Day).

Selling Shareholder:	Counterparty

Forward Purchaser:	CSFB Capital

Issuer:	Smithfield Foods, Inc.

Shares (Ticker):	Shares of common stock of the Issuer (SFD)

Exchange:	New York Stock Exchange

Base Number of Shares:	Initially 174,762 Shares, subject to Calculation Agent Adjustment.

Floor:	Initially 100% of Initial Price = $23.3713, subject to Calculation Agent Adjustment.

Cap:	Initially 130% of Initial Price = $30.3827, subject to Calculation Agent Adjustment.

Participation above Cap:	0%

Initial Price:	$23.3713

Prepaid Percentage:	86.6%

Purchase Price:	$3,537,103.50 (Initial Price x Base Number of Shares x Prepaid Percentage).

Payment Date:	Three (3) Business Days after the later of the day on which Transaction Documents executed by Counterparty are received by CSFB Capital and the day on which CSFB Capital receives from Counterparty a number of Shares as Collateral equal to the number of Shares specified in the Pledge of Collateral provision below.

2

Valuation:

Averaging Date Final Price:	The Volume Weighted Average Price per Share, as displayed on Bloomberg Page “AQR” for the Issuer, on each Averaging Date in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Averaging Date, or if such Volume Weighted Average Price is not available, the market value of one (1) Share on such date as determined by the Calculation Agent.

Valuation Date:	Scheduled Valuation Date, subject to extension upon the occurrence of an Averaging Date Market Disruption.

Averaging Period:	A period consisting of (the “Averaging Dates”) ten (10) Exchange Business Days prior to and including the Scheduled Valuation Date.

Averaging Date Market Disruption:	If (i) a Market Disruption Event occurs on an Averaging Date during the Averaging Period, then, for each such Averaging Date on which such an impairment occurs, Calculation Agent shall extend the Averaging Period and the Valuation Date by one (1) Exchange Business Day or (ii) a Blackout Period or a Suspension Period commences on an Averaging Date during the Averaging Period, then the Averaging Period shall be tolled until the end of such Blackout Period or Suspension Period, as applicable, and the Valuation Date shall be extended accordingly.

Blackout Period:	Any period during which the Counterparty would be precluded from purchasing or selling Shares by reason of possession of material non-public information concerning the Issuer within the meaning of Rule 10b-5 under the Securities Exchange Act.

Immediately upon becoming aware of a Blackout Period, Counterparty shall notify CSFB Capital by telephone and in writing thereof. Such notice shall not specify, and the Counterparty shall not otherwise communicate to CSFB Capital, the reason for the Counterparty’s declaration of a Blackout Period.

3

Suspension Period:	Any period during which CSFB Capital concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by CSFB Capital), for it to refrain from purchasing or selling Shares.

CSFB Capital shall notify the Counterparty upon designating a Suspension Period and shall subsequently notify the Counterparty on the day CSFB Capital believes that it may resume purchasing Shares. CSFB Capital need not communicate to the Counterparty the reason for CSFB Capital’s exercise of its rights pursuant to this provision.

Settlement Terms:

Physical Settlement:

Averaging Date Deliverable Number of Shares:	In respect of each Averaging Date, a number of Shares equal to the lesser of A or B, where:

“A” is the result of the Base Number of Shares divided by the number of Averaging Dates; and

“B” is the product of C multiplied by D, where:

“C” is the result of the Base Number of Shares divided by the number of Averaging Dates, and

“D” is the result of (x) divided by (y), where:

"(x)” is the sum, determined as of the Valuation Date, of

(i) the Floor (expressed as an amount) and

(ii) the product of (a) one (1) minus the Participation Above Cap and (b) any amount by which the corresponding Averaging Date Final Price exceeds the Cap (expressed as an amount); and

“(y)” is the corresponding Averaging Date Final Price.

Total Deliverable Number of Shares:	The sum of the Averaging Date Deliverable Number of Shares for all of the Averaging Dates.

Net Stock Settlement:	Counterparty will deliver the Total Deliverable Number of Shares to CSFB Capital on the Share Delivery Date, unless Counterparty elects the Cash Settlement Option, in which case, in lieu of delivering Shares, Counterparty will pay the Cash Settlement Amount on the Cash Settlement Payment Date.

4

Share Delivery Date:	The third Exchange Business Day following the Valuation Date.

Cash Settlement Option; Eligible Contract Participant:	Counterparty will have the right to cash settle the Transaction; on the third Business Day following each Averaging Date (each a “Cash Settlement Payment Date”) Counterparty shall pay to CSFB Capital an amount equal to the applicable Cash Settlement Amount; provided that Counterparty shall not have the right to cash settle the Transaction unless CSFB Capital has received written notice of Counterparty’s intention to cash settle the Transaction on or before the 30th Business Day prior to the Scheduled Valuation Date.

Counterparty represents and warrants as of the date hereof and as of the date of any amendment or modification to this Transaction or the Agreement that that (i) it is an “eligible contract participant” as defined in Commodity Exchange Act, as amended; and (ii) Counterparty is entering into this Transaction in order to manage the risk associated with an asset owned or a liability incurred, or reasonably likely to be owned or incurred, by Counterparty.

Cash Settlement Amount:	In respect of each Cash Settlement Payment Date, an amount in U.S. dollars, determined as of the relevant Averaging Date, equal to the product of (i) the applicable Averaging Date Deliverable Number of Shares multiplied by (ii) each corresponding Averaging Date Final Price.

Net Stock Settlement Requirements:	If Counterparty elects Net Stock Settlement, Counterparty covenants, represents and warrants that (i) it will deliver to CSFB Capital only Shares that are eligible for immediate resale by Counterparty under Rule 144 or Rule 145 and (ii) it (and each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3)) will not sell any Shares during the three-month period ending on the third Exchange Business Day following the Scheduled Valuation Date.
Adjustments:

Total Return Option:	Inapplicable

Fixed Dividend Level:	USD 0.00 (zero) per Share

Method of Adjustment:	Calculation Agent Adjustment.

5

Dividend Pass-Through:	If as of the earlier of (x) the last Exchange Business Day of any calendar quarter during the term of this Transaction and (y) the Scheduled Valuation Date, as determined by the Calculation Agent, there has been a dividend paid by the Issuer in respect of the Shares consisting of cash in U.S. dollars per Share or the value of any non-cash assets, as determined by the Calculation Agent, (the “Actual Dividend”) and such Actual Dividend is greater than the Fixed Dividend Level, Seller agrees to pay to Buyer within two (2) Business Days an amount in U.S. Dollars in immediately available funds by wire transfer equal to the product of the Base Number of Shares multiplied by the difference between the Actual Dividend and the Fixed Dividend Level (the “Excess Pass-Through Amount”).

If the Actual Dividend is received from the Issuer by Seller, Seller shall pay the Excess Pass-Through Amount, if any, to Buyer within two (2) Business Days after receipt of the Actual Dividend.

If the Actual Dividend is received from the Issuer by the Buyer, (a) in the event that the Actual Dividend is greater than the Fixed Dividend, the Seller agrees that in fulfillment of Seller’s obligation hereunder, Buyer may retain the Excess Pass-Through Amount from any dividend payment received by Buyer from the Issuer and shall pay to Seller the remainder of such dividend payment (if any), and (b) in the event that the Fixed Dividend is greater than the Actual Dividend, the Buyer agrees to pay the Actual Dividend to Seller within two Business Days after receipt of the Actual Dividend.

For the avoidance of doubt:

(a) in making the determination for a period ending on the Scheduled Valuation Date, the Calculation Agent shall treat the record date of any cash dividend declared during such period but not yet paid as the payment date of such cash dividend; and

(b) Buyer shall have no payment obligation pursuant to this Dividend Pass-Through provision for a period ending on the Scheduled Valuation Date unless a record date occurred during such period for an Actual Dividend.][1]

6

Extraordinary Events:

Consequences of Merger Events:

(a) Share-for-Share	Additional Termination Event, Counterparty will be the Affected Party, provided that, upon mutual agreement between CSFB Capital and Counterparty, this Transaction may be amended or recalculated in terms of New Shares and shall otherwise continue in accordance with the terms hereof.

(b) Share-for-Other	Additional Termination Event, Counterparty will be the Affected Party.

(c) Share-for-Combined	Additional Termination Event, Counterparty will be the Affected Party.

Additional Termination Events:

Loss of Economic Stock-Borrow:	Additional Termination Event, Counterparty will be the Affected Party.

Hedging Impairment:	An Additional Termination Event will occur if, in connection with CSFB Capital’s hedge, CSFB Capital’s ability to purchase or sell shares of the Issuer of the same class as the Shares is significantly impaired; Counterparty will be the Affected Party.

Collateral:

Pledge of Collateral:	On the Trade Date, Counterparty will pledge a quantity of Shares equal to the Base Number of Shares on the Trade Date to CSFB Capital in accordance with Section 10 of the Agreement. Throughout the term of the Transaction the Counterparty shall maintain a number of Shares in the Collateral Account equal to the Base Number of Shares, as adjusted.

Release of Pledged Collateral:	On the Share Delivery Date, CSFB Capital will release the Collateral to Counterparty against receipt from Counterparty of the Total Deliverable Number of Shares; provided that, if Counterparty elects the Cash Settlement Option, the Pledged Securities will be released to Counterparty against payment to CSFB Capital of the Cash Settlement Amount.

7

Additional Representations, Warranties and Covenants:

Insider:	Because Counterparty is an “affiliate” (as defined in Rule 144 of the Securities Act of 1933, as amended) of the Issuer, the Pledged Securities are restricted stock that can only be offered and sold pursuant to an effective registration statement, Rule 144 or other applicable exemption.

Holding Period; Restrictions on Transfer:	Counterparty represents and warrants to CSFB Capital that (i) Counterparty’s “holding period” for the Shares pledged hereunder, determined in accordance with Rule 144, commenced on January 28, 2000, and the Issuer is in compliance with Rule 144(c)(l) and (ii) other than the restrictions under Rule 144, such Shares are free of any contractual or legal restrictions on transfer.

Manner of Hedging:	CSFB Capital represents that it will execute any initial hedging in Shares in a manner consistent with paragraph (e) of Rule 144. Consistent with the foregoing, Counterparty agrees and covenants with CSFB Capital that it (x) will not sell any Shares pursuant to Rule 144 and (y) will cause each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3) not to sell any Shares, in each case, without the written consent of CSFB Capital.

Other Provisions:

Calculation Agent:	CSFB Capital, whose determinations and calculations shall be binding absent manifest error.

Default Rate:	Cost of funding plus 2.00%.

Additional Provisions:

The date and time of this Transaction will be furnished by CSFB Capital to Counterparty upon written request

CSFB LLC will furnish to Counterparty upon written request a statement as to the source and amount of any remuneration received or to be received by CSFB LLC in connection with any transaction

8

CSFB Capital is not a member of SIPC (Securities Investor Protection Corporation).

Matters Relating to CSFB LLC:
(a) CSFB LLC has no obligation, by guaranty, endorsement or otherwise, with respect to performance of CSFB Capital’s and Counterparty’s obligations.

(b) CSFB Capital represents that it is an “OTC derivatives dealer” as such term is defined in the Securities Exchange Act and is an affiliate of a broker-dealer, CSFB LLC, that is registered with and fully-regulated by the Securities and Exchange Commission (“SEC”). CSFB LLC acted as CSFB Capital’s agent in effecting this Transaction.

Account Details:

Payments to Counterparty:	Bank Name: Chase, NY, NY

ABA Routing #: 021 000 021

Name on Account: Pershing LLC

Account #:

For further credit to: Wendell H. Murphy, Sr. to Sub Account #:

Payments to CSFB Capital:	Pay to: Citibank N.A., New York

ABA Number: 021-000-089

For A/C of: Credit Suisse First Boston Capital LLC

Account #:

Deliveries to CSFB Capital:	Credit Suisse First Boston LLC DTC: 355 Ref a/c:

Regulatory Disclosure Representation:
The counterparty represents that it has received from CSFB Capital the “Risk Disclosure Statement regarding OTC Derivative Products and Notice of Regulatory Treatment” and has reviewed, signed and returned a copy of such document to CSFB Capital.

9

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

CREDIT SUISSE FIRST BOSTON CAPITAL LLC

By:	/s/ LINDA STEINMULLER

Name:
Title:

CREDIT SUISSE FIRST BOSTON LLC,
solely in its capacity as Agent

By:	/s/ DEBRA TAGELDEIN

Name: DEBRA TAGELDEIN
Title: Assistant Vice President

COUNTERPARTY- WENDELL H. MURPHY, SR.

/s/ WENDELL H. MURPHY SR.

Name: Wendell H. Murphy, Sr.

10

Credit Suisse First Boston Capital LLC
Credit Suisse First Boston LLC
11 Madison Avenue
New York, NY 10010

VARIABLE PREPAID FORWARD CONFIRMATION

Date:	June 19, 2003

To:	Wendell H. Murphy, Jr.

From:	Credit Suisse First Boston Capital LLC

Re:	Variable Prepaid Forward

Transaction ID:	SFD#02A

External ID:	7004080

Dear:  Mr. Murphy, Jr.

               The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Variable Prepaid Forward Agreement (the “Agreement”) between you (“Counterparty”) and Credit Suisse First Boston Capital LLC, a Delaware limited liability company, (“CSFB Capital”) dated as of June 19, 2003, with respect to certain Transactions as defined therein.

               This Confirmation supplements, forms part of, and is subject to the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1

General Terms:

Trade Date:	June 19, 2003

Scheduled Valuation Date:	June 19, 2006 (unless such date is not an Exchange Business Day, in which case the Scheduled Valuation Date shall be the next succeeding Exchange Business Day).

Selling Shareholder:	Counterparty

Forward Purchaser:	CSFB Capital

Issuer:	Smithfield Foods, Inc.

Shares (Ticker):	Shares of common stock of the Issuer (SFD)

Exchange:	New York Stock Exchange

Base Number of Shares:	Initially 113,436 Shares, subject to Calculation Agent Adjustment.

Floor:	Initially 100% of Initial Price = $23.3713, subject to Calculation Agent Adjustment.

Cap:	Initially 130% of Initial Price = $30.3827, subject to Calculation Agent Adjustment.

Participation above Cap:	0%

Initial Price:	$23.3713

Prepaid Percentage:	86.6%

Purchase Price:	$2,295,893.12 (Initial Price x Base Number of Shares x Prepaid Percentage).

Payment Date:	Three (3) Business Days after the later of the day on which Transaction Documents executed by Counterparty are received by CSFB Capital and the day on which CSFB Capital receives from Counterparty a number of Shares as Collateral equal to the number of Shares specified in the Pledge of Collateral provision below.

2

Valuation:

Averaging Date Final Price:	The Volume Weighted Average Price per Share, as displayed on Bloomberg Page “AQR” for the Issuer, on each Averaging Date in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Averaging Date, or if such Volume Weighted Average Price is not available, the market value of one (1) Share on such date as determined by the Calculation Agent.

Valuation Date:	Scheduled Valuation Date, subject to extension upon the occurrence of an Averaging Date Market Disruption.

Averaging Period:	A period consisting of (the “Averaging Dates”) ten (10) Exchange Business Days prior to and including the Scheduled Valuation Date.

Averaging Date Market Disruption:	If (i) a Market Disruption Event occurs on an Averaging Date during the Averaging Period, then, for each such Averaging Date on which such an impairment occurs, Calculation Agent shall extend the Averaging Period and the Valuation Date by one (1) Exchange Business Day or (ii) a Blackout Period or a Suspension Period commences on an Averaging Date during the Averaging Period, then the Averaging Period shall be tolled until the end of such Blackout Period or Suspension Period, as applicable, and the Valuation Date shall be extended accordingly.

Blackout Period:	Any period during which the Counterparty would be precluded from purchasing or selling Shares by reason of possession of material non-public information concerning the Issuer within the meaning of Rule 10b-5 under the Securities Exchange Act.

Immediately upon becoming aware of a Blackout Period, Counterparty shall notify CSFB Capital by telephone and in writing thereof. Such notice shall not specify, and the Counterparty shall not otherwise communicate to CSFB Capital, the reason for the Counterparty’s declaration of a Blackout Period.

3

Suspension Period:	Any period during which CSFB Capital concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by CSFB Capital), for it to refrain from purchasing or selling Shares.

CSFB Capital shall notify the Counterparty upon designating a Suspension Period and shall subsequently notify the Counterparty on the day CSFB Capital believes that it may resume purchasing Shares. CSFB Capital need not communicate to the Counterparty the reason for CSFB Capital’s exercise of its rights pursuant to this provision.

Settlement Terms:

Physical Settlement:

Averaging Date Deliverable Number of Shares:	In respect of each Averaging Date, a number of Shares equal to the lesser of A or B, where:

“A” is the result of the Base Number of Shares divided by the number of Averaging Dates; and

“B” is the product of C multiplied by D, where:

“C” is the result of the Base Number of Shares divided by the number of Averaging Dates, and

“D” is the result of (x) divided by (y), where:

“(x)” is the sum, determined as of the Valuation Date, of

(i) the Floor (expressed as an amount) and

(ii) the product of (a) one (1) minus the Participation Above Cap and (b) any amount by which the corresponding Averaging Date Final Price exceeds the Cap (expressed as an amount); and

“(y)” is the corresponding Averaging Date Final Price.

Total Deliverable Number of Shares:	The sum of the Averaging Date Deliverable Number of Shares for all of the Averaging Dates.

Net Stock Settlement:	Counterparty will deliver the Total Deliverable Number of Shares to CSFB Capital on the Share Delivery Date, unless Counterparty elects the Cash Settlement Option, in which case, in lieu of delivering Shares, Counterparty will pay the Cash Settlement Amount on the Cash Settlement Payment Date.

4

Share Delivery Date:	The third Exchange Business Day following the Valuation Date.

Cash Settlement Option; Eligible Contract Participant:	Counterparty will have the right to cash settle the Transaction; on the third Business Day following each Averaging Date (each a “Cash Settlement Payment Date”) Counterparty shall pay to CSFB Capital an amount equal to the applicable Cash Settlement Amount; provided that Counterparty shall not have the right to cash settle the Transaction unless CSFB Capital has received written notice of Counterparty’s intention to cash settle the Transaction on or before the 30th Business Day prior to the Scheduled Valuation Date.

Counterparty represents and warrants as of the date hereof and as of the date of any amendment or modification to this Transaction or the Agreement that that (i) it is an “eligible contract participant” as defined in Commodity Exchange Act, as amended; and (ii) Counterparty is entering into this Transaction in order to manage the risk associated with an asset owned or a liability incurred, or reasonably likely to be owned or incurred, by Counterparty.

Cash Settlement Amount:	In respect of each Cash Settlement Payment Date, an amount in U.S. dollars, determined as of the relevant Averaging Date, equal to the product of (i) the applicable Averaging Date Deliverable Number of Shares multiplied by (ii) each corresponding Averaging Date Final Price.

Net Stock Settlement Requirements:	If Counterparty elects Net Stock Settlement, Counterparty covenants, represents and warrants that (i) it will deliver to CSFB Capital only Shares that are eligible for immediate resale by Counterparty under Rule 144 or Rule 145 and (ii) it (and each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3)) will not sell any Shares during the three-month period ending on the third Exchange Business Day following the Scheduled Valuation Date.

Adjustments:

Total Return Option:	Inapplicable

Fixed Dividend Level:	USD 0.00 (zero) per Share

Method of Adjustment:	Calculation Agent Adjustment.

5

Dividend Pass-Through:	If as of the earlier of (x) the last Exchange Business Day of any calendar quarter during the term of this Transaction and (y) the Scheduled Valuation Date, as determined by the Calculation Agent, there has been a dividend paid by the Issuer in respect of the Shares consisting of cash in U.S. dollars per Share or the value of any non-cash assets, as determined by the Calculation Agent, (the “Actual Dividend”) and such Actual Dividend is greater than the Fixed Dividend Level, Seller agrees to pay to Buyer within two (2) Business Days an amount in U.S. Dollars in immediately available funds by wire transfer equal to the product of the Base Number of Shares multiplied by the difference between the Actual Dividend and the Fixed Dividend Level (the “Excess Pass-Through Amount”).

If the Actual Dividend is received from the Issuer by Seller, Seller shall pay the Excess Pass-Through Amount, if any, to Buyer within two (2) Business Days after receipt of the Actual Dividend.

If the Actual Dividend is received from the Issuer by the Buyer, (a) in the event that the Actual Dividend is greater than the Fixed Dividend, the Seller agrees that in fulfillment of Seller’s obligation hereunder, Buyer may retain the Excess Pass-Through Amount from any dividend payment received by Buyer from the Issuer and shall pay to Seller the remainder of such dividend payment (if any), and (b) in the event that the Fixed Dividend is greater than the Actual Dividend, the Buyer agrees to pay the Actual Dividend to Seller within two Business Days after receipt of the Actual Dividend.

For the avoidance of doubt:

(a) in making the determination for a period ending on the Scheduled Valuation Date, the Calculation Agent shall treat the record date of any cash dividend declared during such period but not yet paid as the payment date of such cash dividend; and

(b) Buyer shall have no payment obligation pursuant to this Dividend Pass-Through provision for a period ending on the Scheduled Valuation Date unless a record date occurred during such period for an Actual Dividend.][1]

6

Extraordinary Events:

Consequences of Merger Events:

(a) Share-for-Share	Additional Termination Event, Counterparty will be the Affected Party, provided that, upon mutual agreement between CSFB Capital and Counterparty, this Transaction may be amended or recalculated in terms of New Shares and shall otherwise continue in accordance with the terms hereof.

(b) Share-for-Other	Additional Termination Event, Counterparty will be the Affected Party.

(c) Share-for-Combined	Additional Termination Event, Counterparty will be the Affected Party.

Additional Termination Events:

Loss of Economic Stock-Borrow:	Additional Termination Event, Counterparty will be the Affected Party.

Hedging Impairment:	An Additional Termination Event will occur if, in connection with CSFB Capital’s hedge, CSFB Capital’s ability to purchase or sell shares of the Issuer of the same class as the Shares is significantly impaired; Counterparty will be the Affected Party.

Collateral:

Pledge of Collateral:	On the Trade Date, Counterparty will pledge a quantity of Shares equal to the Base Number of Shares on the Trade Date to CSFB Capital in accordance with Section 10 of the Agreement. Throughout the term of the Transaction the Counterparty shall maintain a number of Shares in the Collateral Account equal to the Base Number of Shares, as adjusted.

Release of Pledged Collateral:	On the Share Delivery Date, CSFB Capital will release the Collateral to Counterparty against receipt from Counterparty of the Total Deliverable Number of Shares; provided that, if Counterparty elects the Cash Settlement Option, the Pledged Securities will be released to Counterparty against payment to CSFB Capital of the Cash Settlement Amount.

7

Additional Representations, Warranties and Covenants:

Insider:	Because Counterparty is an “affiliate” (as defined in Rule 144 of the Securities Act of 1933, as amended) of the Issuer, the Pledged Securities are restricted stock that can only be offered and sold pursuant to an effective registration statement, Rule 144 or other applicable exemption.

Holding Period; Restrictions on Transfer:	Counterparty represents and warrants to CSFB Capital that (i) Counterparty’s “holding period” for the Shares pledged hereunder, determined in accordance with Rule 144, commenced on January 28, 2000, and the Issuer is in compliance with Rule 144(c)(l) and (ii) other than the restrictions under Rule 144, such Shares are free of any contractual or legal restrictions on transfer.

Manner of Hedging:	CSFB Capital represents that it will execute any initial hedging in Shares in a manner consistent with paragraph (e) of Rule 144. Consistent with the foregoing, Counterparty agrees and covenants with CSFB Capital that it (x) will not sell any Shares pursuant to Rule 144 and (y) will cause each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3) not to sell any Shares, in each case, without the written consent of CSFB Capital.

Other Provisions:

Calculation Agent:	CSFB Capital, whose determinations and calculations shall be binding absent manifest error.

Default Rate:	Cost of funding plus 2.00%.

Additional Provisions:

The date and time of this Transaction will be furnished by CSFB Capital to Counterparty upon written request

CSFB LLC will furnish to Counterparty upon written request a statement as to the source and amount of any remuneration received or to be received by CSFB LLC in connection with any transaction

8

CSFB Capital is not a member of SIPC (Securities Investor Protection Corporation).

Matters Relating to CSFB LLC:

(a) CSFB LLC has no obligation, by guaranty, endorsement or otherwise, with respect to performance of CSFB Capital’s and Counterparty’s obligations.

(b) CSFB Capital represents that it is an “OTC derivatives dealer” as such term is defined in the Securities Exchange Act and is an affiliate of a broker-dealer, CSFB LLC, that is registered with and fully-regulated by the Securities and Exchange Commission (“SEC”). CSFB LLC acted as CSFB Capital’s agent in effecting this Transaction.

Account Details:

Payments to Counterparty:	Bank Name: Chase, NY, NY ABA Routing #: 021 000 021 Name on Account: Pershing LLC Account #: For further credit to: Wendell H. Murphy, Jr. to Sub Account #:

Payments to CSFB Capital:	Pay to: Citibank N.A., New York ABA Number: 021-000-089 For A/C of: Credit Suisse First Boston Capital LLC Account #:

Deliveries to CSFB Capital:	Credit Suisse First Boston LLC DTC: 355 Ref a/c:

Regulatory Disclosure Representation:

The counterparty represents that it has received from CSFB Capital the “Risk Disclosure Statement regarding OTC Derivative Products and Notice of Regulatory Treatment” and has reviewed, signed and returned a copy of such document to CSFB Capital.

9

               Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

CREDIT SUISSE FIRST BOSTON CAPITAL LLC

By:	/s/ LINDA STEINMULLER

Name: LINDA STEINMULLER
Title: VICE PRESIDENT

CREDIT SUISSE FIRST BOSTON LLC, solely in its capacity as Agent

By:	/s/ DEBRA TAGELDEIN

Name: DEBRA TAGELDEIN
Title: Assistant Vice President

COUNTERPARTY- WENDELL H. MURPHY, JR.

/s/ WENDELL H. MURPHY, JR.
Name: Wendell H. Murphy, Jr.

10

Credit Suisse First Boston Capital LLC
Credit Suisse First Boston LLC
11 Madison Avenue
New York, NY 10010

VARIABLE PREPAID FORWARD CONFIRMATION

Date:      June 19, 2003

To:         Joyce M. Minchew

From:      Credit Suisse First Boston Capital LLC

Re:         Variable Prepaid Forward

Transaction ID:      SFD#03A

External ID:      7004079

Dear:      Ms. Minchew

               The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Variable Prepaid Forward Agreement (the “Agreement”) between you (“Counterparty”) and Credit Suisse First Boston Capital LLC, a Delaware limited liability company, (“CSFB Capital”) dated as of June 19, 2003, with respect to certain Transactions as defined therein.

               This Confirmation supplements, forms part of, and is subject to the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1

General Terms:

Trade Date:	June 19, 2003

Scheduled Valuation Date:	June 19, 2006 (unless such date is not an Exchange Business Day, in which case the Scheduled Valuation Date shall be the next succeeding Exchange Business Day).

Selling Shareholder:	Counterparty

Forward Purchaser:	CSFB Capital

Issuer:	Smithfield Foods, Inc.

Shares (Ticker):	Shares of common stock of the Issuer (SFD)

Exchange:	New York Stock Exchange

Base Number of Shares:	Initially 59,866 Shares, subject to Calculation Agent Adjustment.

Floor:	Initially 100% of Initial Price = $23.3713, subject to Calculation Agent Adjustment.

Cap:	Initially 130% of Initial Price = $30.3287, subject to Calculation Agent Adjustment.

Participation above Cap:	0%

Initial Price:	$23.3713

Prepaid Percentage:	86.6%

Purchase Price:	$1,211,660.65 (Initial Price x Base Number of Shares x Prepaid Percentage).

Payment Date:	Three (3) Business Days after the later of the day on which Transaction Documents executed by Counterparty are received by CSFB Capital and the day on which CSFB Capital receives from Counterparty a number of Shares as Collateral equal to the number of Shares specified in the Pledge of Collateral provision below.

2

Valuation:

Averaging Date Final Price:	The Volume Weighted Average Price per Share, as displayed on Bloomberg Page “AQR” for the Issuer, on each Averaging Date in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Averaging Date, or if such Volume Weighted Average Price is not available, the market value of one (1) Share on such date as determined by the Calculation Agent.

Valuation Date:	Scheduled Valuation Date, subject to extension upon the occurrence of an Averaging Date Market Disruption.

Averaging Period:	A period consisting of (the “Averaging Dates”) ten (10) Exchange Business Days prior to and including the Scheduled Valuation Date.

Averaging Date Market Disruption:	If (i) a Market Disruption Event occurs on an Averaging Date during the Averaging Period, then, for each such Averaging Date on which such an impairment occurs, Calculation Agent shall extend the Averaging Period and the Valuation Date by one (1) Exchange Business Day or (ii) a Blackout Period or a Suspension Period commences on an Averaging Date during the Averaging Period, then the Averaging Period shall be tolled until the end of such Blackout Period or Suspension Period, as applicable, and the Valuation Date shall be extended accordingly.

Blackout Period:	Any period during which the Counterparty would be precluded from purchasing or selling Shares by reason of possession of material non-public information concerning the Issuer within the meaning of Rule 10b-5 under the Securities Exchange Act.

Immediately upon becoming aware of a Blackout Period, Counterparty shall notify CSFB Capital by telephone and in writing thereof. Such notice shall not specify, and the Counterparty shall not otherwise communicate to CSFB Capital, the reason for the Counterparty’s declaration of a Blackout Period.

3

Suspension Period:	Any period during which CSFB Capital concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by CSFB Capital), for it to refrain from purchasing or selling Shares.

CSFB Capital shall notify the Counterparty upon designating a Suspension Period and shall subsequently notify the Counterparty on the day CSFB Capital believes that it may resume purchasing Shares. CSFB Capital need not communicate to the Counterparty the reason for CSFB Capital’s exercise of its rights pursuant to this provision.

Settlement Terms:

        Physical Settlement:

Averaging Date Deliverable Number of Shares:	In respect of each Averaging Date, a number of Shares equal to the lesser of A or B, where:

“A” is the result of the Base Number of Shares divided by the number of Averaging Dates; and

“B” is the product of C multiplied by D, where:

“C” is the result of the Base Number of Shares divided by the number of Averaging Dates, and

“D” is the result of (x) divided by (y), where:

“(x)” is the sum, determined as of the Valuation Date, of

(i) the Floor (expressed as an amount) and

(ii) the product of (a) one (1) minus the Participation Above Cap and (b) any amount by which the corresponding Averaging Date Final Price exceeds the Cap (expressed as an amount): and

“(y)” is the corresponding Averaging Date Final Price.

Total Deliverable Number of Shares:	The sum of the Averaging Date Deliverable Number of Shares for all of the Averaging Dates.

Net Stock Settlement:	Counterparty will deliver the Total Deliverable Number of Shares to CSFB Capital on the Share Delivery Date, unless Counterparty elects the Cash Settlement Option, in which case, in lieu of delivering Shares, Counterparty will pay the Cash Settlement Amount on the Cash Settlement Payment Date.

4

Share Delivery Date:	The third Exchange Business Day following the Valuation Date.

Cash Settlement Option; Eligible Contract Participant:	Counterparty will have the right to cash settle the Transaction; on the third Business Day following each Averaging Date (each a “Cash Settlement Payment Date”) Counterparty shall pay to CSFB Capital an amount equal to the applicable Cash Settlement Amount; provided that Counterparty shall not have the right to cash settle the Transaction unless CSFB Capital has received written notice of Counterparty’s intention to cash settle the Transaction on or before the 30th Business Day prior to the Scheduled Valuation Date.

Counterparty represents and warrants as of the date hereof and as of the date of any amendment or modification to this Transaction or the Agreement that that (i) it is an “eligible contract participant” as defined in Commodity Exchange Act, as amended; and (ii) Counterparty is entering into this Transaction in order to manage the risk associated with an asset owned or a liability incurred, or reasonably likely to be owned or incurred, by Counterparty.

Cash Settlement Amount:	In respect of each Cash Settlement Payment Date, an amount in U.S. dollars, determined as of the relevant Averaging Date, equal to the product of (i) the applicable Averaging Date Deliverable Number of Shares multiplied by (ii) each corresponding Averaging Date Final Price.

Net Stock Settlement Requirements:	If Counterparty elects Net Stock Settlement, Counterparty covenants, represents and warrants that (i) it will deliver to CSFB Capital only Shares that are eligible for immediate resale by Counterparty under Rule 144 or Rule 145 and (ii) it (and each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3)) will not sell any Shares during the three-month period ending on the third Exchange Business Day following the Scheduled Valuation Date.

Adjustments:

Total Return Option:	Inapplicable

Fixed Dividend Level:	USD 0.00 (zero) per Share

Method of Adjustment:	Calculation Agent Adjustment.

5

Dividend Pass-Through:	If as of the earlier of (x) the last Exchange Business Day of any calendar quarter during the term of this Transaction and (y) the Scheduled Valuation Date, as determined by the Calculation Agent, there has been a dividend paid by the Issuer in respect of the Shares consisting of cash in U.S. dollars per Share or the value of any non-cash assets, as determined by the Calculation Agent, (the “Actual Dividend”) and such Actual Dividend is greater than the Fixed Dividend Level, Seller agrees to pay to Buyer within two (2) Business Days an amount in U.S. Dollars in immediately available funds by wire transfer equal to the product of the Base Number of Shares multiplied by the difference between the Actual Dividend and the Fixed Dividend Level (the “Excess Pass-Through Amount”).

If the Actual Dividend is received from the Issuer by Seller, Seller shall pay the Excess Pass-Through Amount, if any, to Buyer within two (2) Business Days after receipt of the Actual Dividend.

If the Actual Dividend is received from the Issuer by the Buyer, (a) in the event that the Actual Dividend is greater than the Fixed Dividend, the Seller agrees that in fulfillment of Seller’s obligation hereunder, Buyer may retain the Excess Pass-Through Amount from any dividend payment received by Buyer from the Issuer and shall pay to Seller the remainder of such dividend payment (if any), and (b) in the event that the Fixed Dividend is greater than the Actual Dividend, the Buyer agrees to pay the Actual Dividend to Seller within two Business Days after receipt of the Actual Dividend.

For the avoidance of doubt:

(a) in making the determination for a period ending on the Scheduled Valuation Date, the Calculation Agent shall treat the record date of any cash dividend declared during such period but not yet paid as the payment date of such cash dividend; and

(b) Buyer shall have no payment obligation pursuant to this Dividend Pass-Through provision for a period ending on the Scheduled Valuation Date unless a record date occurred during such period for an Actual Dividend.][1]

6

Extraordinary Events:

Consequences of Merger Events:

(a)	Share-for-Share	Additional Termination Event, Counterparty will be the Affected Party, provided that, upon mutual agreement between CSFB Capital and Counterparty, this Transaction may be amended or recalculated in terms of New Shares and shall otherwise continue in accordance with the terms hereof.

(b)	Share-for-Other	Additional Termination Event, Counterparty will be the Affected Party.

(c)	Share-for-Combined	Additional Termination Event, Counterparty will be the Affected Party.

Additional Termination Events:

Loss of Economic Stock-Borrow:	Additional Termination Event, Counterparty will be the Affected Party.

Hedging Impairment:	An Additional Termination Event will occur if, in connection with CSFB Capital’s hedge, CSFB Capital’s ability to purchase or sell shares of the Issuer of the same class as the Shares is significantly impaired; Counterparty will be the Affected Party.

Collateral:

Pledge of Collateral:	On the Trade Date, Counterparty will pledge a quantity of Shares equal to the Base Number of Shares on the Trade Date to CSFB Capital in accordance with Section 10 of the Agreement. Throughout the term of the Transaction the Counterparty shall maintain a number of Shares in the Collateral Account equal to the Base Number of Shares, as adjusted.

Release of Pledged Collateral:	On the Share Delivery Date, CSFB Capital will release the Collateral to Counterparty against receipt from Counterparty of the Total Deliverable Number of Shares; provided that, if Counterparty elects the Cash Settlement Option, the Pledged Securities will be released to Counterparty against payment to CSFB Capital of the Cash Settlement Amount.

7

Additional Representations, Warranties
and Covenants:

Insider:	Because Counterparty is an “affiliate” (as defined in Rule 144 of the Securities Act of 1933, as amended) of the Issuer, the Pledged Securities are restricted stock that can only be offered and sold pursuant to an effective registration statement, Rule 144 or other applicable exemption.

Holding Period; Restrictions on Transfer:	Counterparty represents and warrants to CSFB Capital that (i) Counterparty’s “holding period” for the Shares pledged hereunder, determined in accordance with Rule 144, commenced on January 28, 2000, and the Issuer is in compliance with Rule 144(c)(l) and (ii) other than the restrictions under Rule 144, such Shares are free of any contractual or legal restrictions on transfer.

Manner of Hedging:	CSFB Capital represents that it will execute any initial hedging in Shares in a manner consistent with paragraph (e) of Rule 144. Consistent with the foregoing, Counterparty agrees and covenants with CSFB Capital that it (x) will not sell any Shares pursuant to Rule 144 and (y) will cause each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3) not to sell any Shares, in each case, without the written consent of CSFB Capital.

Other Provisions:

Calculation Agent:	CSFB Capital, whose determinations and calculations shall be binding absent manifest error.

Default Rate:	Cost of funding plus 2.00%

Additional Provisions:

The date and time of this Transaction will be furnished by CSFB Capital to Counterparty upon written request

CSFB LLC will furnish to Counterparty upon written request a statement as to the source and amount of any remuneration received or to be received by CSFB LLC in connection with any transaction

8

CSFB Capital is not a member of SIPC (Securities Investor Protection Corporation).

Matters Relating to CSFB LLC:

(a) CSFB LLC has no obligation, by guaranty, endorsement or otherwise, with respect to performance of CSFB Capital’s and Counterparty’s obligations.

(b) CSFB Capital represents that it is an “OTC derivatives dealer” as such term is defined in the Securities Exchange Act and is an affiliate of a broker-dealer, CSFB LLC, that is registered with and fully-regulated by the Securities and Exchange Commission (“SEC”). CSFB LLC acted as CSFB Capital’s agent in effecting this Transaction.

Account Details:

Payments to Counterparty:	Bank Name: Chase, NY, NY

ABA Routing #: 021 000 021

Name on Account: Pershing LLC

Account #:

For further credit to: Joyce M. Minchew to Sub Account #:

Payments to CSFB Capital:	Pay to: Citibank N.A., New York

ABA Number: 021-000-089

For A/C of: Credit Suisse First Boston Capital LLC

Account #:

Deliveries to CSFB Capital:	Credit Suisse First Boston LLC DTC: 355 Ref a/c:

Regulatory Disclosure Representation:

The counterparty represents that it has received from CSFB Capital the “Risk Disclosure Statement regarding OTC Derivative Products and Notice of Regulatory Treatment” and has reviewed, signed and returned a copy of such document to CSFB Capital.

9

               Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

CREDIT SUISSE FIRST BOSTON CAPITAL LLC

By:	/s/ LINDA STEINMULLER

Name: LINDA STEINMULLER
Title: VICE PRESIDENT

CREDIT SUISSE FIRST BOSTON LLC, solely in its capacity as Agent

By:	/s/ DEBRA TAGELDEIN

Name: DEBRA TAGELDEIN
Title: Assistant Vice President

COUNTERPARTY- JOYCE M. MINCHEW

/s/ JOYCE M. MINCHEW

Name: Joyce M. Minchew

10

Credit Suisse First Boston Capital LLC
Credit Suisse First Boston LLC
11 Madison Avenue
New York, NY 10010

VARIABLE PREPAID FORWARD CONFIRMATION

Date:   June 19, 2003

To: Wendy M. Cumpler

From:   Credit Suisse First Boston Capital LLC

Re:   Variable Prepaid Forward

Transaction ID:   SFD#07A

External ID:   7004077

Dear:   Ms. Cumpler

          The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Variable Prepaid Forward Agreement (the “Agreement”) between you (“Counterparty”) and Credit Suisse First Boston Capital LLC, a Delaware limited liability company, (“CSFB Capital”) dated as of June 19, 2003, with respect to certain Transactions as defined therein.

          This Confirmation supplements, forms part of, and is subject to the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1

General Terms:

Trade Date:	June 19, 2003

Scheduled Valuation Date:	June 19, 2006 (unless such date is not an Exchange Business Day, in which case the Scheduled Valuation Date shall be the next succeeding Exchange Business Day).

Selling Shareholder:	Counterparty

Forward Purchaser:	CSFB Capital

Issuer:	Smithfield Foods, Inc.

Shares (Ticker):	Shares of common stock of the Issuer (SFD)

Exchange:	New York Stock Exchange

Base Number of Shares:	Initially 33,516 Shares, subject to Calculation Agent Adjustment.

Floor:	Initially 100% of Initial Price = $23.3713, subject to Calculation Agent Adjustment.

Cap:	Initially 130% of Initial Price = $30.3827, subject to Calculation Agent Adjustment.

Participation above Cap:	0%

Initial Price:	$23.3713

Prepaid Percentage:	86.6%

Purchase Price:	$678,348.62 (Initial Price x Base Number of Shares x Prepaid Percentage).

Payment Date:	Three (3) Business Days after the later of the day on which Transaction Documents executed by Counterparty are received by CSFB Capital and the day on which CSFB Capital receives from Counterparty a number of Shares as Collateral equal to the number of Shares specified in the Pledge of Collateral provision below.

2

Valuation:

Averaging Date Final Price:	The Volume Weighted Average Price per Share, as displayed on Bloomberg Page “AQR” for the Issuer, on each Averaging Date in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Averaging Date, or if such Volume Weighted Average Price is not available, the market value of one (1) Share on such date as determined by the Calculation Agent.

Valuation Date:	Scheduled Valuation Date, subject to extension upon the occurrence of an Averaging Date Market Disruption.

Averaging Period:	A period consisting of (the “Averaging Dates”) ten (10) Exchange Business Days prior to and including the Scheduled Valuation Date.

Averaging Date Market Disruption:	If (i) a Market Disruption Event occurs on an Averaging Date during the Averaging Period, then, for each such Averaging Date on which such an impairment occurs, Calculation Agent shall extend the Averaging Period and the Valuation Date by one (1) Exchange Business Day or (ii) a Blackout Period or a Suspension Period commences on an Averaging Date during the Averaging Period, then the Averaging Period shall be tolled until the end of such Blackout Period or Suspension Period, as applicable, and the Valuation Date shall be extended accordingly.

Blackout Period:	Any period during which the Counterparty would be precluded from purchasing or selling Shares by reason of possession of material non-public information concerning the Issuer within the meaning of Rule 10b-5 under the Securities Exchange Act.

Immediately upon becoming aware of a Blackout Period, Counterparty shall notify CSFB Capital by telephone and in writing thereof. Such notice shall not specify, and the Counterparty shall not otherwise communicate to CSFB Capital, the reason for the Counterparty’s declaration of a Blackout Period.

3

Suspension Period:	Any period during which CSFB Capital concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by CSFB Capital), for it to refrain from purchasing or selling Shares.

CSFB Capital shall notify the Counterparty upon designating a Suspension Period and shall subsequently notify the Counterparty on the day CSFB Capital believes that it may resume purchasing Shares. CSFB Capital need not communicate to the Counterparty the reason for CSFB Capital’s exercise of its rights pursuant to this provision.

Settlement Terms:

     Physical Settlement:

Averaging Date Deliverable Number of Shares:	In respect of each Averaging Date, a number of Shares equal to the lesser of A or B, where:

“A” is the result of the Base Number of Shares divided by the number of Averaging Dates; and

“B” is the product of C multiplied by D, where:

“C” is the result of the Base Number of Shares divided by the number of Averaging Dates, and

“D” is the result of (x) divided by (y), where:

“(x)” is the sum, determined as of the Valuation Date, of

(i) the Floor (expressed as an amount) and

(ii) the product of (a) one (1) minus the Participation Above Cap and (b) any amount by which the corresponding Averaging Date Final Price exceeds the Cap (expressed as an amount): and

“(y)” is the corresponding Averaging Date Final Price.

Total Deliverable Number of Shares:	The sum of the Averaging Date Deliverable Number of Shares for all of the Averaging Dates.

Net Stock Settlement:	Counterparty will deliver the Total Deliverable Number of Shares to CSFB Capital on the Share Delivery Date, unless Counterparty elects the Cash Settlement Option, in which case, in lieu of delivering Shares, Counterparty will pay the Cash Settlement Amount on the Cash Settlement Payment Date.

4

Share Delivery Date:	The third Exchange Business Day following the Valuation Date.

Cash Settlement Option; Eligible Contract Participant:	Counterparty will have the right to cash settle the Transaction; on the third Business Day following each Averaging Date (each a “Cash Settlement Payment Date”) Counterparty shall pay to CSFB Capital an amount equal to the applicable Cash Settlement Amount; provided that Counterparty shall not have the right to cash settle the Transaction unless CSFB Capital has received written notice of Counterparty’s intention to cash settle the Transaction on or before the 30th Business Day prior to the Scheduled Valuation Date.

Counterparty represents and warrants as of the date hereof and as of the date of any amendment or modification to this Transaction or the Agreement that that (i) it is an “eligible contract participant” as defined in Commodity Exchange Act, as amended; and (ii) Counterparty is entering into this Transaction in order to manage the risk associated with an asset owned or a liability incurred, or reasonably likely to be owned or incurred, by Counterparty.

Cash Settlement Amount:	In respect of each Cash Settlement Payment Date, an amount in U.S. dollars, determined as of the relevant Averaging Date, equal to the product of (i) the applicable Averaging Date Deliverable Number of Shares multiplied by (ii) each corresponding Averaging Date Final Price.

Net Stock Settlement Requirements:	If Counterparty elects Net Stock Settlement, Counterparty covenants, represents and warrants that (i) it will deliver to CSFB Capital only Shares that are eligible for immediate resale by Counterparty under Rule 144 or Rule 145 and (ii) it (and each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3)) will not sell any Shares during the three-month period ending on the third Exchange Business Day following the Scheduled Valuation Date.

Adjustments:

Total Return Option:	Inapplicable

Fixed Dividend Level:	USD 0.00 (zero) per Share

Method of Adjustment:	Calculation Agent Adjustment.

5

Dividend Pass-Through:	If as of the earlier of (x) the last Exchange Business Day of any calendar quarter during the term of this Transaction and (y) the Scheduled Valuation Date, as determined by the Calculation Agent, there has been a dividend paid by the Issuer in respect of the Shares consisting of cash in U.S. dollars per Share or the value of any non-cash assets, as determined by the Calculation Agent, (the “Actual Dividend”) and such Actual Dividend is greater than the Fixed Dividend Level, Seller agrees to pay to Buyer within two (2) Business Days an amount in U.S. Dollars in immediately available funds by wire transfer equal to the product of the Base Number of Shares multiplied by the difference between the Actual Dividend and the Fixed Dividend Level (the “Excess Pass-Through Amount”).

If the Actual Dividend is received from the Issuer by Seller, Seller shall pay the Excess Pass-Through Amount, if any, to Buyer within two (2) Business Days after receipt of the Actual Dividend.

If the Actual Dividend is received from the Issuer by the Buyer, (a) in the event that the Actual Dividend is greater than the Fixed Dividend, the Seller agrees that in fulfillment of Seller’s obligation hereunder, Buyer may retain the Excess Pass-Through Amount from any dividend payment received by Buyer from the Issuer and shall pay to Seller the remainder of such dividend payment (if any), and (b) in the event that the Fixed Dividend is greater than the Actual Dividend, the Buyer agrees to pay the Actual Dividend to Seller within two Business Days after receipt of the Actual Dividend.

For the avoidance of doubt:

(a)	in making the determination for a period ending on the Scheduled Valuation Date, the Calculation Agent shall treat the record date of any cash dividend declared during such period but not yet paid as the payment date of such cash dividend; and

(b)	Buyer shall have no payment obligation pursuant to this Dividend Pass-Through provision for a period ending on the Scheduled Valuation Date unless a record date occurred during such period for an Actual Dividend.][1]

_________________

6

Extraordinary Events:

Consequences of Merger Events:

(a)	Share-for-Share	Additional Termination Event, Counterparty will be the Affected Party, provided that, upon mutual agreement between CSFB Capital and Counterparty, this Transaction may be amended or recalculated in terms of New Shares and shall otherwise continue in accordance with the terms hereof.

(b)	Share-for-Other	Additional Termination Event, Counterparty will be the Affected Party.

(c)	Share-for-Combined	Additional Termination Event, Counterparty will be the Affected Party.

Additional Termination Events:

Loss of Economic Stock-Borrow:	Additional Termination Event, Counterparty will be the Affected Party.

Hedging Impairment:	An Additional Termination Event will occur if, in connection with CSFB Capital’s hedge, CSFB Capital’s ability to purchase or sell shares of the Issuer of the same class as the Shares is significantly impaired; Counterparty will be the Affected Party.

Collateral:

Pledge of Collateral:	On the Trade Date, Counterparty will pledge a quantity of Shares equal to the Base Number of Shares on the Trade Date to CSFB Capital in accordance with Section 10 of the Agreement. Throughout the term of the Transaction the Counterparty shall maintain a number of Shares in the Collateral Account equal to the Base Number of Shares, as adjusted.

Release of Pledged Collateral:	On the Share Delivery Date, CSFB Capital will release the Collateral to Counterparty against receipt from Counterparty of the Total Deliverable Number of Shares; provided that, if Counterparty elects the Cash Settlement Option, the Pledged Securities will be released to Counterparty against payment to CSFB Capital of the Cash Settlement Amount.

7

Additional Representations, Warranties and
Covenants:

Insider:	Because Counterparty is an “affiliate” (as defined in Rule 144 of the Securities Act of 1933, as amended) of the Issuer, the Pledged Securities are restricted stock that can only be offered and sold pursuant to an effective registration statement, Rule 144 or other applicable exemption.

Holding Period; Restrictions on Transfer:	Counterparty represents and warrants to CSFB Capital that (i) Counterparty’s “holding period” for the Shares pledged hereunder, determined in accordance with Rule 144, commenced on January 28, 2000, and the Issuer is in compliance with Rule 144(c)(l) and (ii) other than the restrictions under Rule 144, such Shares are free of any contractual or legal restrictions on transfer.

Manner of Hedging:	CSFB Capital represents that it will execute any initial hedging in Shares in a manner consistent with paragraph (e) of Rule 144. Consistent with the foregoing, Counterparty agrees and covenants with CSFB Capital that it (x) will not sell any Shares pursuant to Rule 144 and (y) will cause each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3) not to sell any Shares, in each case, without the written consent of CSFB Capital.

Other Provisions:

Calculation Agent:	CSFB Capital, whose determinations and calculations shall be binding absent manifest error.

Default Rate:	Cost of funding plus 2.00%

Additional Provisions:

The date and time of this Transaction will be furnished by CSFB Capital to Counterparty upon written request

CSFB LLC will furnish to Counterparty upon written request a statement as to the source and amount of any remuneration received or to be received by CSFB LLC in connection with any transaction

8

CSFB Capital is not a member of SIPC (Securities Investor Protection Corporation).

Matters Relating to CSFB LLC:

(a) CSFB LLC has no obligation, by guaranty, endorsement or otherwise, with respect to performance of CSFB Capital’s and Counterparty’s obligations.

(b) CSFB Capital represents that it is an “OTC derivatives dealer” as such term is defined in the Securities Exchange Act and is an affiliate of a broker-dealer, CSFB LLC, that is registered with and fully-regulated by the Securities and Exchange Commission (“SEC”). CSFB LLC acted as CSFB Capital’s agent in effecting this Transaction.

Account Details:

Payments to Counterparty:	Bank Name: Chase, NY, NY

ABA Routing #: 021 000 021

Name on Account: Pershing LLC

Account #:

For further credit to: Wendy M. Cumpler to Sub Account #:

Payments to CSFB Capital:	Pay to: Citibank N.A., New York

ABA Number: 021-000-089

For A/C of: Credit Suisse First Boston Capital LLC

Account #:

Deliveries to CSFB Capital:	Credit Suisse First Boston LLC DTC: 355 Ref a/c:

Regulatory Disclosure Representation:

The counterparty represents that it has received from CSFB Capital the “Risk Disclosure Statement regarding OTC Derivative Products and Notice of Regulatory Treatment” and has reviewed, signed and returned a copy of such document to CSFB Capital

9

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

CREDIT SUISSE FIRST BOSTON CAPITAL LLC

By:	/s/ LINDA STEINMULLER Name: LINDA STEINMULLER
Title: VICE PRESIDENT

CREDIT SUISSE FIRST BOSTON LLC, solely in its capacity as Agent

By:	/s/ DEBRA TAGELDEIN Name: DEBRA TAGELDEIN
Title: Assistant Vice President

COUNTERPARTY- WENDY M. CUMPLER

/s/ WENDY M. CUMPLER

Name: Wendy M. Cumpler

10

Credit Suisse First Boston Capital LLC
Credit Suisse First Boston LLC
11 Madison Avenue
New York, NY 10010

VARIABLE PREPAID FORWARD CONFIRMATION

Date:     June 19, 2003

To:        Angela N. Brown

From:   Credit Suisse First Boston Capital LLC

Re:        Variable Prepaid Forward

Transaction ID:   SFD#08A

External ID:   7004078

Dear:   Ms. Brown

          The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the ‘Transaction”) entered into between us on the Trade Date specified below. This Confirmation constitutes a “Confirmation” as referred to in the Variable Prepaid Forward Agreement (the “Agreement”) between you (“Counterparty”) and Credit Suisse First Boston Capital LLC, a Delaware limited liability company, (“CSFB Capital”) dated as of June 19, 2003, with respect to certain Transactions as defined therein.

          This Confirmation supplements, forms part of, and is subject to the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

General Terms:

Trade Date:	June 19, 2003

Scheduled Valuation Date:	June 19, 2006 (unless such date is not an Exchange Business Day, in which case the Scheduled Valuation Date shall be the next succeeding Exchange Business Day).

Selling Shareholder:	Counterparty

Forward Purchaser:	CSFB Capital

Issuer:	Smithfield Foods, Inc.

Shares (Ticker):	Shares of common stock of the Issuer (SFD)

Exchange:	New York Stock Exchange

Base Number of Shares:	Initially 18,420 Shares, subject to Calculation Agent Adjustment.

Floor:	Initially 100% of Initial Price = $23.3713, subject to Calculation Agent Adjustment.

Cap:	Initially 130% of Initial Price = $30.3827, subject to Calculation Agent Adjustment.

Participation above Cap:	0%

Initial Price:	$23.3713

Prepaid Percentage:	86.6%

Purchase Price:	$372,812.43, (Initial Price x Base Number of Shares x Prepaid Percentage).

Payment Date:	Three (3) Business Days after the later of the day on which Transaction Documents executed by Counterparty are received by CSFB Capital and the day on which CSFB Capital receives from Counterparty a number of Shares as Collateral equal to the number of Shares specified in the Pledge of Collateral provision below.

Valuation:

Averaging Date Final Price:	The Volume Weighted Average Price per Share, as displayed on Bloomberg Page “AQR” for the Issuer, on each Averaging Date in respect of the period from 9:30 a.m. to 4:00 p.m. (New York City time) on such Averaging Date, or if such Volume Weighted Average Price is not available, the market value of one (1) Share on such date as determined by the Calculation Agent.

Valuation Date:	Scheduled Valuation Date, subject to extension upon the occurrence of an Averaging Date Market Disruption.

Averaging Period:	A period consisting of (the “Averaging Dates”) ten (10) Exchange Business Days prior to and including the Scheduled Valuation Date.

Averaging Date Market Disruption:	If (i) a Market Disruption Event occurs on an Averaging Date during the Averaging Period, then, for each such Averaging Date on which such an impairment occurs, Calculation Agent shall extend the Averaging Period and the Valuation Date by one (1) Exchange Business Day or (ii) a Blackout Period or a Suspension Period commences on an Averaging Date during the Averaging Period, then the Averaging Period shall be tolled until the end of such Blackout Period or Suspension Period, as applicable, and the Valuation Date shall be extended accordingly.

Blackout Period:	Any period during which the Counterparty would be precluded from purchasing or selling Shares by reason of possession of material non-public information concerning the Issuer within the meaning of Rule 10b-5 under the Securities Exchange Act.

Immediately upon becoming aware of a Blackout Period, Counterparty shall notify CSFB Capital by telephone and in writing thereof. Such notice shall not specify, and the Counterparty shall not otherwise communicate to CSFB Capital, the reason for the Counterparty’s declaration of a Blackout Period.

Suspension Period:	Any period during which CSFB Capital concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by CSFB Capital), for it to refrain from purchasing or selling Shares.

CSFB Capital shall notify the Counterparty upon designating a Suspension Period and shall subsequently notify the Counterparty on the day CSFB Capital believes that it may resume purchasing Shares. CSFB Capital need not communicate to the Counterparty the reason for CSFB Capital’s exercise of its rights pursuant to this provision.

Settlement Terms:

     Physical Settlement:

Averaging Date Deliverable Number of Shares:	In respect of each Averaging Date, a number of Shares equal to the lesser of A or B, where:

“A” is the result of the Base Number of Shares divided by the number of Averaging Dates; and

“B” is the product of C multiplied by D, where:

“C” is the result of the Base Number of Shares divided by the number of Averaging Dates, and

“D” is the result of (x) divided by (y), where:

“(x)” is the sum, determined as of the Valuation Date, of

(i) the Floor (expressed as an amount) and

(ii) the product of (a) one (1) minus the Participation Above Cap and (b) any amount by which the corresponding Averaging Date Final Price exceeds the Cap (expressed as an amount);and

“(y)” is the corresponding Averaging Date Final Price.

Total Deliverable Number of Shares:	The sum of the Averaging Date Deliverable Number of Shares for all of the Averaging Dates.

Net Stock Settlement:	Counterparty will deliver the Total Deliverable Number of Shares to CSFB Capital on the Share Delivery Date, unless Counterparty elects the Cash Settlement Option, in which case, in lieu of delivering Shares, Counterparty will pay the Cash Settlement Amount on the Cash Settlement Payment Date.

Share Delivery Date:	The third Exchange Business Day following the Valuation Date.

Cash Settlement Option; Eligible Contract Participant:	Counterparty will have the right to cash settle the Transaction; on the third Business Day following each Averaging Date (each a “Cash Settlement Payment Date”) Counterparty shall pay to CSFB Capital an amount equal to the applicable Cash Settlement Amount; provided that Counterparty shall not have the right to cash settle the Transaction unless CSFB Capital has received written notice of Counterparty’s intention to cash settle the Transaction on or before the 30th Business Day prior to the Scheduled Valuation Date.

Counterparty represents and warrants as of the date hereof and as of the date of any amendment or modification to this Transaction or the Agreement that that (i) it is an “eligible contract participant” as defined in Commodity Exchange Act, as amended; and (ii) Counterparty is entering into this Transaction in order to manage the risk associated with an asset owned or a liability incurred, or reasonably likely to be owned or incurred, by Counterparty.

Cash Settlement Amount:	In respect of each Cash Settlement Payment Date, an amount in U.S. dollars, determined as of the relevant Averaging Date, equal to the product of (i) the applicable Averaging Date Deliverable Number of Shares multiplied by (ii) each corresponding Averaging Date Final Price.

Net Stock Settlement Requirements:	If Counterparty elects Net Stock Settlement, Counterparty covenants, represents and warrants that (i) it will deliver to CSFB Capital only Shares that are eligible for immediate resale by Counterparty under Rule 144 or Rule 145 and (ii) it (and each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3)) will not sell any Shares during the three-month period ending on the third Exchange Business Day following the Scheduled Valuation Date.

Adjustments:

Total Return Option:	Inapplicable

Fixed Dividend Level:	USD 0.00 (zero) per Share

Method of Adjustment:	Calculation Agent Adjustment.

Dividend Pass-Through:	If as of the earlier of (x) the last Exchange Business Day of any calendar quarter during the term of this Transaction and (y) the Scheduled Valuation Date, as determined by the Calculation Agent, there has been a dividend paid by the Issuer in respect of the Shares consisting of cash in U.S. dollars per Share or the value of any non-cash assets, as determined by the Calculation Agent, (the “Actual Dividend”) and such Actual Dividend is greater than the Fixed Dividend Level, Seller agrees to pay to Buyer within two (2) Business Days an amount in U.S. Dollars in immediately available funds by wire transfer equal to the product of the Base Number of Shares multiplied by the difference between the Actual Dividend and the Fixed Dividend Level (the “Excess Pass-Through Amount”).

If the Actual Dividend is received from the Issuer by Seller, Seller shall pay the Excess Pass-Through Amount, if any, to Buyer within two (2) Business Days after receipt of the Actual Dividend.

If the Actual Dividend is received from the Issuer by the Buyer, (a) in the event that the Actual Dividend is greater than the Fixed Dividend, the Seller agrees that in fulfillment of Seller’s obligation hereunder, Buyer may retain the Excess Pass-Through Amount from any dividend payment received by Buyer from the Issuer and shall pay to Seller the remainder of such dividend payment (if any), and (b) in the event that the Fixed Dividend is greater than the Actual Dividend, the Buyer agrees to pay the Actual Dividend to Seller within two Business Days after receipt of the Actual Dividend.

For the avoidance of doubt:

(a)	in making the determination for a period ending on the Scheduled Valuation Date, the Calculation Agent shall treat the record date of any cash dividend declared during such period but not yet paid as the payment date of such cash dividend; and

(b)	Buyer shall have no payment obligation pursuant to this Dividend Pass-Through provision for a period ending on the Scheduled Valuation Date unless a record date occurred during such period for an Actual Dividend.][1]

Extraordinary Events:

Consequences of Merger Events:

(a)	Share-for-Share	Additional Termination Event, Counterparty will be the Affected Party, provided that, upon mutual agreement between CSFB Capital and Counterparty, this Transaction may be amended or recalculated in terms of New Shares and shall otherwise continue in accordance with the terms hereof.

(b)	Share-for-Other	Additional Termination Event, Counterparty will be the Affected Party.

(c)	Share-for-Combined	Additional Termination Event, Counterparty will be the Affected Party.

Additional Termination Events:

Loss of Economic Stock-Borrow:	Additional Termination Event, Counterparty will be the Affected Party.

Hedging Impairment:	An Additional Termination Event will occur if, in connection with CSFB Capital’s hedge, CSFB Capital’s ability to purchase or sell shares of the Issuer of the same class as the Shares is significantly impaired; Counterparty will be the Affected Party.

Collateral:

Pledge of Collateral:	On the Trade Date, Counterparty will pledge a quantity of Shares equal to the Base Number of Shares on the Trade Date to CSFB Capital in accordance with Section 10 of the Agreement. Throughout the term of the Transaction the Counterparty shall maintain a number of Shares in the Collateral Account equal to the Base Number of Shares, as adjusted.

Release of Pledged Collateral:	On the Share Delivery Date, CSFB Capital will release the Collateral to Counterparty against receipt from Counterparty of the Total Deliverable Number of Shares; provided that, if Counterparty elects the Cash Settlement Option, the Pledged Securities will be released to Counterparty against payment to CSFB Capital of the Cash Settlement Amount.

Additional Representations,Warranties and
Covenants:

Insider:	Because Counterparty is an “affiliate” (as defined in Rule 144 of the Securities Act of 1933, as amended) of the Issuer, the Pledged Securities are restricted stock that can only be offered and sold pursuant to an effective registration statement, Rule 144 or other applicable exemption.

Holding Period; Restrictions on Transfer:	Counterparty represents and warrants to CSFB Capital that (i) Counterparty’s “holding period” for the Shares pledged hereunder, determined in accordance with Rule 144, commenced on January 28, 2000, and the Issuer is in compliance with Rule 144(c)(1) and (ii) other than the restrictions under Rule 144, such Shares are free of any contractual or legal restrictions on transfer.

Manner of Hedging:	CSFB Capital represents that it will execute any initial hedging in Shares in a manner consistent with paragraph (e) of Rule 144. Consistent with the foregoing, Counterparty agrees and covenants with CSFB Capital that it (x) will not sell any Shares pursuant to Rule 144 and (y) will cause each person whose sales of Shares would be aggregated with Counterparty’s sales under Rule 144(e)(3) not to sell any Shares, in each case, without the written consent of CSFB Capital.

Other Provisions:

Calculation Agent:	CSFB Capital, whose determinations and calculations shall be binding absent manifest error.

Default Rate:	Cost of funding plus 2.00%.

Additional Provisions:

The date and time of this Transaction will be furnished by CSFB Capital to Counterparty upon written request

CSFB LLC will furnish to Counterparty upon written request a statement as to the source and amount of any remuneration received or to be received by CSFB LLC in connection with any transaction

CSFB Capital is not a member of SIPC (Securities Investor Protection Corporation).

Matters Relating to CSFB LLC:

(a) CSFB LLC has no obligation, by guaranty, endorsement or otherwise, with respect to performance of CSFB Capital’s and Counterparty’s obligations.

(b) CSFB Capital represents that it is an “OTC derivatives dealer” as such term is defined in the Securities Exchange Act and is an affiliate of a broker-dealer, CSFB LLC, that is registered with and fully-regulated by the Securities and Exchange Commission (“SEC”). CSFB LLC acted as CSFB Capital’s agent in effecting this Transaction.

Account Details:

Payments to Counterparty:	Bank Name: Chase, NY, NY

ABA Routing #: 021 000 021

Name on Account: Pershing LLC

Account #:

For further credit to: Angela N. Brown to Sub Account #:

Payments to CSFB Capital:	Pay to: Citibank N.A., New York

ABA Number: 021-000-089

For A/C of: Credit Suisse First Boston Capital LLC

Account #:

Deliveries to CSFB Capital:	Credit Suisse First Boston LLC DTC: 355 Ref a/c:

Regulatory Disclosure Representation:

The counterparty represents that it has received from CSFB Capital the “Risk Disclosure Statement regarding OTC Derivative Products and Notice of Regulatory Treatment” and has reviewed, signed and returned a copy of such document to CSFB Capital.

          Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

CREDIT SUISSE FIRST BOSTON CAPITAL LLC

By:	/s/ LINDA STEINMULLER
	Name:	LINDA STEINMULLER
	Title:	VICE PRESIDENT

CREDIT SUISSE FIRST BOSTON LLC, solely in its capacity as Agent

By:	/s/ DEBRA TAGELDEIN
	Name:	DEBRA TAGELDEIN
	Title:	Assistant Vice President

COUNTERPARTY- ANGELA N. BROWN

/s/ ANGELA N. BROWN

Name: Angela N. Brown